UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 8, 2026

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle
Suite 801 Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 420-3200

Not Applicable

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Exchange on Which Registered	Ticker Symbol
Common Stock, par value $0.001 per share	NASDAQ Capital Market	CPRX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 7, 2026, Catalyst Pharmaceuticals, Inc., a Delaware corporation (“Catalyst” or the “Company”), has entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 6, 2026, with Angelini Pharma S.p.A., an Italian Società per azioni (“Angelini Pharma” or “Parent”), and Angelini Cielo Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

In connection with the anticipated consummation of the Merger and as contemplated by the Merger Agreement, each of the directors of the Company (Patrick J. McEnany; Richard J. Daly; Daniel J. Curran, M.D.; Donald A. Denkhaus; Molly Harper; Tamar Thompson; and David S. Tierney, M.D.) has indicated their intention to resign as a member of the board of directors of the Company and any committee thereof, as applicable, conditioned upon and effective as of the effective time of the Merger. These anticipated resignations are not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 8, 2026, the Company held virtually via live webcast a special meeting of its stockholders (the “Special Meeting”) to consider matters relating to the Company’s proposed merger transaction with Angelini Pharma, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on June 8, 2026, as amended and supplemented (the “Definitive Proxy Statement”).

As of the close of business on June 3, 2026, the record date established to determine Catalyst stockholders entitled to notice of and to vote at the Special Meeting, there were 122,417,458 shares of Company outstanding common stock. At the Special Meeting, 98,726,611 shares, or approximately 80.6% of all outstanding shares of Company common stock eligible to be voted at the Special Meeting, were present either in person or by proxy. At the Special Meeting, the Company’s stockholders voted on the proposals listed below, with the Board of Directors of the Company recommending a vote “FOR” each of these proposals, as further described in the Definitive Proxy Statement. The final results for the votes regarding each proposal are set forth below.

Proposal 1: The Merger Proposal

To adopt the Merger Agreement, pursuant to the terms of which Merger Sub will merge with and into Catalyst, with Catalyst surviving the Merger as a wholly owned subsidiary of Angelini Pharma.

The following votes were cast at the Special Meeting (in person or by proxy) on the Merger Proposal:

Votes For	Votes Against	Abstentions
97,340,180	1,143,815	242,616

The Merger Proposal was approved by the holders of more than a majority of Catalyst’s outstanding common shares, which satisfies one of the closing conditions under the Merger Agreement for consummation of the Merger.

Proposal 2: The Compensation Proposal

To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Catalyst’s named executive officers that is based on or otherwise relates to the Merger and/or the other transactions contemplated by the Merger Agreement.

The following votes were cast at the Special Meeting (in person or by proxy) on the Compensation Proposal:

Votes For	Votes Against	Abstentions
30,504,686	67,486,884	735,041

The Compensation Proposal was not approved by the requisite vote of Catalyst stockholders required to approve such proposal. However, approval of the Compensation Proposal is advisory and non-binding and is not a condition to the completion of the Merger.

Proposal 3: The Adjournment Proposal

The proposal to adjourn the Special Meeting to a later date or dates as provided in the Merger Agreement, if necessary or appropriate, to solicit additional votes if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting, was not voted upon at the Special Meeting since there were sufficient votes to approve the Merger Proposal.

Forward Looking Statements Disclaimer

This Current Report on Form 8-K contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to the Company, Angelini Pharma and the proposed acquisition of the Company by Angelini Pharma (the “Transactions”) that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this Current Report on Form 8-K, the forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; the Company’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of the Company; the Company’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and the Company will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for the Company’s products; changes in the Company’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on the Company’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in the Company’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Definitive Proxy Statement filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Definitive Proxy Statement is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to the Company and Angelini Pharma, and, except as required by applicable law, the Company and Angelini Pharma disclaim any obligation to update the information contained in this Current Report on Form 8-K as new information becomes available. All forward-looking statements in this Current Report on Form 8-K or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

Dated: July 8, 2026	By:	/s/ Michael W. Kalb
Name: Michael W. Kalb
Title: Executive Vice President and Chief Financial Officer